                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                            ______________________


                                   FORM 8-K


                                CURRENT REPORT


                      Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934


Date of Report: (Date of earliest event reported): July 5, 2001 (June 28, 2001)


                            HENLEY HEALTHCARE, INC.
            (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


         TEXAS                        0-21054                   76-0511324
(STATE OF INCORPORATION)      (COMMISSION FILE NUMBER)         (IRS EMPLOYER
                                                            IDENTIFICATION NO.)


               120 INDUSTRIAL BOULEVARD, SUGAR LAND, TEXAS 77478
             (ADDRESS OF REGISTRANT'S PRINCIPAL EXECUTIVE OFFICES)


                                 (281) 276-7000
              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)


                                 NOT APPLICABLE
          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

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ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANTS

        Effective June 28, 2001, Arthur Andersen LLP ("Andersen") resigned as the independent auditors for Henley Healthcare, Inc. (the "Company"). Andersen modified its opinion issued with respect to the Company's December 31, 1999 audited financial statements, by indicating that there is substantial doubt as to the Company's ability to continue as a going concern.

        During the last two fiscal years, and the subsequent interim period through June 28, 2001, there were no disagreements with Andersen on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement, if not resolved to the satisfaction of Andersen, would have caused it to make reference to the subject matter of the disagreement in connection with its report on the financial statements of the Company for such period.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

        (a)     FINANCIAL STATEMENTS OF BUSINESS ACQUIRED.  Not applicable.
        (b)     PRO FORMA FINANCIAL INFORMATION.  Not applicable.
        (c)     EXHIBITS.

        The following exhibits, from which schedules and exhibits have been omitted and will be furnished to the Commission upon its request, are filed with this report on Form 8-K.

        16.1 -- Letter dated July 2, 2001 from Arthur Andersen LLP to the Securities and Exchange Commission (filed herewith).



                            [SIGNATURE PAGE FOLLOWS]



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                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                  HENLEY HEALTHCARE, INC.



July 5, 2001                                      /s/ Len de Jong
                                          -------------------------------------
                                                      Len de Jong,
                                          President and Chief Executive Officer



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                                    EXHIBITS


        16.1 -- Letter dated July 2, 2001 from Arthur Andersen LLP to the Securities and Exchange Commission (filed herewith).



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